UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

__________________________________________________________________________

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2022

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CURO GROUP HOLDINGS CORP.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3615 North Ridge Road, Wichita, Kansas		67205
(Address of Principal Executive Offices)		(Zip Code)

(316) 772-3801

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

________________________________________________________________________

Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 6, 2022, the Company’s board of directors announced that Ismail Dawood had been appointed as the Company’s Chief Financial Officer, effective January 3, 2023.

Mr. Dawood, age 50, has served as the Chief Financial Officer of PaySafe (NYSE: PSFE), a multinational online payments company, since September 2020, where he is responsible for tax, treasury, accounting, financial planning and analysis, investor relations, corporate development and procurement. Prior to PaySafe, Mr. Dawood served as Chief Financial Officer and Head of Country Operations for Branch International, a machine learning based financial services firm, from December 2019 to August 2020. From April 2018 to August 2019, Mr. Dawood was Chief Financial Officer at WageWorks (NYSE: WAGE), an on-demand healthcare technology provider of tax-advantage programs for consumer-directed health, commuter and other employee spending account benefits. From 2016 to 2017, Mr. Dawood was Chief Financial Officer of Santander Consumer USA (NYSE: SC), a technology driven auto lender. Prior to that time, Mr. Dawood served in various roles of increasing responsibility at BNY Mellon (NYSE: BK), from 2006 to 2015, including Executive Vice President and Chief Financial Officer, Investment Services from 2013 to 2015, Executive Vice President and Director of Investor Relations and Financial Planning and Analysis from 2009 to 2013 and Senior Vice President and Global Head of Corporate Development and Strategy from 2006 to 2009. Mr. Dawood began his career at Wachovia Corporation, serving in various roles of increasing responsibility from 1994 to 2006. Mr. Dawood has a bachelor’s degree in Finance from St. John’s University and an MBA from The Wharton School of the University of Pennsylvania and is a Chartered Financial Analyst.

There are no family relationships between Mr. Dawood and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Dawood’s appointment as Chief Financial Officer of the Company, the Company has entered into an Employment Agreement with Mr. Dawood dated November 30, 2022, pursuant to which Mr. Dawood will serve as Chief Financial Officer effective January 3, 2023. Pursuant to the Employment Agreement, Mr. Dawood will receive an initial annual base salary of $550,000 and his target annual incentive compensation will be 90% of his base salary. In addition, Mr. Dawood will receive a new hire grant under the Company’s 2017 Incentive Plan of 100,000 restricted stock units with a grant date of January 3, 2023, to vest ratably over four years. Mr. Dawood also will be eligible to participate in the Company’s annual long-term incentive program in the amount and form of equity as determined annually by the Company’s board of directors with an expected target award of 250% of base salary.

Mr. Dawood’s employment agreement provides that if his employment is terminated by the Company without “cause” or by him for “good reason” (each as defined in his employment agreement), subject to his execution and non-revocation of a customary release of claims in favor of the Company, as well as his compliance with certain customary confidentiality, intellectual property, non-competition and employee and customer non-solicitation restrictive covenants, he would be entitled to: (i) continued payment of his base salary for a 12-month period; (ii) any bonus earned for a completed calendar year, but not yet paid, payable at such times as bonuses are otherwise paid to executives; (iii) to the extent that the Board determines that the Company was on track to meet the then-current calendar year short-term incentive targets as of his termination date and those targets are actually met for such calendar year, a pro-rated portion of the short-term incentive award for the year of termination, payable at such times as bonuses are otherwise paid to executives; (iv) acceleration of the vesting of the (x) new hire grant of 100,000 restricted stock units described above to the extent unvested at the date of termination and (y) if his employment is terminated prior to the second anniversary of his start date, acceleration of the time-based restricted stock units under his 2023 long-term incentive award to the extent unvested at the date of termination; and (v) to the extent permitted by applicable law without any penalty to him or the Company and subject to his election of COBRA continuation coverage under the Company’s group health plan, reimbursement of a percentage of Mr. Dawood’s monthly COBRA premium costs equal to the percentage of his health care premium costs covered by the Company as of the date of termination (provided such reimbursement will cease if Mr. Dawood becomes eligible to receive any other health benefits or if he ceases receiving COBRA continuation coverage).

The foregoing description of Mr. Dawood’s compensation, terms and conditions of his employment is qualified in its entirety by the full text of Mr. Dawood’s Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, Mr. Dawood will enter into the Company’s standard form of indemnification agreement (see Exhibit 10.38 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the Securities and Exchange Commission on March 7, 2022).

ITEM 7.01	Regulation FD Disclosure

A copy of the press release issued by the Company on December 6, 2022 announcing the appointment of Mr. Dawood is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished pursuant to this Current Report on Form 8-K shall not be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference

2

therein. The information furnished in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that the information furnished is material, or that investors should consider this information before making an investment decision with respect to any security of the Company.

ITEM 9.01	Financial Statements and Exhibits

(d). Exhibits

Exhibit Number	Description
10.1	Employment and Non-Competition Agreement dated as of November 30, 2022 among CURO Group Holdings Corp., CURO Management LLC and Ismail Dawood
99.1	Press Release, dated December 6, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 6th day of December, 2022.

CURO Group Holdings Corp.

By:	/s/Rebecca Fox
Rebecca Fox
Chief Legal Officer